UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 20, 2006

(Date of earliest event reported)

Aradigm Corporation

(Exact name of registrant as specified in its charter)

CA	0-28402	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3929 Point Eden Way		94545
(Address of principal executive offices)		(Zip Code)

510-265-9000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On June 20, 2006, Aradigm Corporation (“Aradigm” or the "Company") received a staff determination letter from The Nasdaq Stock Market, Inc. ("Nasdaq") stating that the Company's common stock is subject to delisting from the Nasdaq Capital Market because the Company does not meet Marketplace Rule 4310(c)(2)(B)(iii) or Marketplace Rule 4310(c)(2)(B)(ii). These rules require the Company to have a minimum value of  $2,500,000 in shareholder's equity or $35,000,000 in market value of listed securities. Aradigm has the right to appeal the Nasdaq staff determination to a Nasdaq Listings Qualification Panel ("Panel") and intends to request a hearing in a timely manner. The request for a hearing will automatically stay the delisting of Aradigm's common stock until the Panel reaches a decision. A copy of the press release is referenced as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1    Press Release of Aradigm Corporation dated June 23, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2006
ARADIGM CORPORATION
By: /s/ Thomas C. Chesterman
Thomas C. Chesterman
SVP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Aradigm Corporation dated June 23, 2006